Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of ArtVentive Medical Ventures Inc., a Nevada corporation (the “Company”), on Form 10-Q for the second quarter ending June 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, H. James Graham, President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ H. James Graham

____________

H. James Graham

President, Chief Financial Officer

Dated: August 6, 2010

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of ArtVentive Medical Ventures Inc., a Nevada corporation (the “Company”), on Form 10-Q for the second ending June 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, Leon Rudakov, CEO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dr. Leon Rudakov

____________

Dr. Leon Rudakov, CEO, CTO

Dated:  August 16, 2010